UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2013

Behringer Harvard Multifamily REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-53195	20-5383745
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas

75001

(Address of principal executive offices)

(Zip Code)

(866) 655-3600

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD.

On November 21, 2013, Behringer Harvard Multifamily REIT I, Inc. (which may be referred to herein as the “Company,” “Registrant,” “we,” “our” or “us”)  first used the presentation attached hereto as Exhibit 99.1 in connection with a conference call with stockholders and financial advisors to review the quarter ended September 30, 2013 results.  The information included in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.  All capitalized terms used in this Current Report on Form 8-K not defined herein have the meanings ascribed in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 as filed with the Securities and Exchange Commission on November 7, 2013.

The presentation materials include information about Funds from Operations (“FFO”), Modified Funds from Operations (“MFFO”) and Net Operating Income (“NOI”).  FFO is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO, as currently defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be net income (loss), computed in accordance with accounting principles generally accepted in the United States of America (“GAAP”), excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of property (including deemed sales and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets, impairment write-downs of depreciable real estate or of investments in unconsolidated real estate partnerships, joint ventures and subsidiaries that are driven by measurable decreases in the fair value of depreciable real estate assets, and after related adjustments for unconsolidated partnerships, joint ventures and subsidiaries, and noncontrolling interests, as one measure to evaluate our operating performance.

Since FFO was promulgated, GAAP has adopted several new accounting pronouncements, such that management, investors and analysts have considered the presentation of FFO alone to be insufficient. Accordingly, in addition to FFO, we use MFFO, as currently defined by the Investment Program Association (“IPA”), which excludes from FFO the following items:

(1)                                 acquisition fees and expenses;

(2)                                 straight-line rent amounts, both income and expense;

(3)                                 amortization of above- or below-market intangible lease assets and liabilities;

(4)                                 amortization of discounts and premiums on debt investments;

(5)                                 gains or losses from the early extinguishment of debt;

(6)                                 gains or losses on the extinguishment or sales of hedges, foreign exchange, securities and other derivatives holdings except where the trading of such instruments is a fundamental attribute of our operations;

(7)                                 gains or losses related to fair value adjustments for derivatives not qualifying for hedge accounting, including interest rate and foreign exchange derivatives;

(8)                                 gains or losses related to consolidation from, or deconsolidation to, equity accounting;

(9)                                 gains or losses related to contingent purchase price adjustments; and

(10)                          adjustments related to the above items for unconsolidated entities in the application of equity accounting.

FFO or MFFO should not be considered as an alternative to net income (loss), nor as an indication of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to fund distributions. In particular, as we are currently in the acquisition phase of our life cycle, acquisition costs and other adjustments which are increases to MFFO are, and may continue to be, a significant use of cash, an expense in the determination of our GAAP net income, and a use of our cash flow from operating activities.   FFO and MFFO are also not useful measures in evaluating net asset value because impairments are taken into account in determining net asset value but not in determining FFO and MFFO.   Investors are cautioned that MFFO should only be used to assess the sustainability of our operating performance after our acquisition stage is completed, as it excludes acquisition costs that have a negative effect on our operating performance and the reported book value of our common stock and stockholders’ equity during the periods in which properties are acquired. Although the Company has not historically incurred any impairment charges, investors are cautioned that we may not recover any impairment charges in the future.  MFFO also excludes rental revenue adjustments and unrealized gains and losses related to certain other fair value adjustments. Although the related holdings are not held for sale or used in trading activities, if the holdings were sold currently, it could affect our operating results and any fair value losses may not be recoverable from future operations. Accordingly, both FFO and MFFO should be reviewed in connection with other GAAP measurements. Our FFO and MFFO as presented may not be comparable to amounts calculated by other REITs.  FFO and MFFO are not indicative of our cash available to fund distributions since other uses of cash, such as capital expenditures and principal payment of debt related to investments in unconsolidated real estate joint ventures, are not deducted when calculating FFO and MFFO.  FFO and MFFO are not replacements for financial information presented in conformity with GAAP and should be reviewed in connection with other GAAP measurements.

The following table presents our calculation of FFO and MFFO, net of noncontrolling interests, for the three and nine months ended September 30, 2013 and 2012 (in millions, except per share amounts):

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net income (loss) attributable to common stockholders	$(0.5)	$(3.9)	$30.8	$(10.7)
Real estate depreciation and amortization	13.8	14.1	40.6	50.0
Gain on sale of real estate	(12.7)	—	(43.1)	(13.3)
FFO attributable to common stockholders	0.6	10.2	28.3	26.0
Gain on revaluation of equity on a business combination	—	(0.9)	—	(0.9)
Acquisition expenses	3.7	—	3.7	2.5
Straight-line rents	0.1	0.1	0.4	0.3
Loss on early extinguishment of debt	—	0.1	—	0.3
Loss on derivative fair value adjustment	0.2	0.3	—	0.7
Amortization of premium on debt investment	—	(0.1)	—	(0.3)
MFFO attributable to common stockholders	$4.6	$9.7	$32.4	$28.6

GAAP weighted average common shares	168.9	166.4	168.6	165.8

Net income (loss) per common share	$—	$(0.02)	$0.19	$(0.06)
FFO per common share	$0.01	$0.06	$0.17	$0.16
MFFO per common share	$0.03	$0.06	$0.19	$0.17

We define NOI as consolidated rental revenue, less consolidated property operating expenses, real estate taxes and property management fees.  We believe that NOI provides a supplemental measure of our operating performance because NOI reflects the operating performance of our properties and excludes items that are not associated with property operations of the Company, such as general and administrative expenses, asset management fees and interest expense.  NOI also excludes revenues not associated with property operations, such as interest income and other non-property related revenues.  NOI may be helpful in evaluating all of our multifamily operations and providing comparability to other real estate companies.

We define Same Store NOI as NOI for our stabilized multifamily communities that are comparable between periods.  We view Same Store NOI as an important measure of the operating performance of our properties because it allows us to compare operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods under review.

NOI and Same Store NOI should not be considered a replacement for GAAP net income as they exclude certain income and expenses that are material to our operations.  Additionally, NOI and Same Store NOI may not be useful in evaluating net asset value or impairments as they also exclude certain GAAP income and expenses and non-comparable properties.  Investors are cautioned that NOI and Same Store NOI should only be used to assess the operating performance trends for the properties included within the definition.

The following table presents our Same Store NOI for our 29 same store communities for the three and nine months ended September 30, 2013 and 2012 (in millions):

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Same Store:
Rental revenue	$44.2	$41.7	$130.3	$121.8
Less: Property operating expenses and real estate taxes	17.4	16.8	51.0	48.2
Same Store NOI	$26.8	$24.9	$79.3	$73.6

The following table presents a reconciliation of our Loss from continuing operations to Same Store NOI for our 29 same store communities for the three and nine months ended September 30, 2013 and 2012 (in millions):

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Loss from continuing operations	$(14.1)	$(5.0)	$(15.5)	$(37.2)
Adjustments to reconcile loss from continuing operations to NOI:
Asset management fees	1.9	1.7	5.5	4.9
General and administrative expenses	3.7	3.5	7.9	8.3
Acquisition expenses	3.7	—	3.7	2.5
Transition expenses	8.1	—	8.6	—
Investment and development expenses	0.3	—	0.3	—
Interest expense	5.9	7.8	18.6	23.7
Depreciation and amortization	22.0	21.2	63.2	78.5
Interest income	(2.3)	(1.8)	(6.4)	(5.9)
Gain on revaluation of equity on a business combination	—	(1.7)	—	(1.7)
Loss on early extinguishment of debt	—	0.2	—	0.5
Equity in income (loss) of investments in unconsolidated real estate joint ventures	(0.4)	0.1	(0.8)	1.3
Other income (expenses)	—	0.5	(0.2)	1.0
NOI	28.8	26.5	84.9	75.9

Less non-comparable:
Revenue	(4.2)	(2.7)	(10.6)	(4.6)
Operating expenses	2.2	1.1	5.0	2.3
Same Store NOI	$26.8	$24.9	$79.3	$73.6

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits.

99.1                        Behringer Harvard Multifamily REIT I, Inc. Presentation — Quarter Ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD MULTIFAMILY REIT I, INC.
(Registrant)

November 21, 2013	/s/ Daniel J. Rosenberg
Daniel J. Rosenberg
General Counsel — Securities and Risk Management and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Behringer Harvard Multifamily REIT I, Inc. Presentation — Quarter Ended September 30, 2013.